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                                 THIRD AMENDMENT
                                       TO
                    REVOLVING CREDIT AGREEMENT (UNGUARANTEED)
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         Third  Amendment  dated as of  October  25,  1999 to  Revolving  Credit
Agreement (the "Second Amendment"), by and among APPNET SYSTEMS, INC., a Delaware corporation (the "Borrower"), BANKBOSTON, N.A. and the other lending institutions listed on Schedule 1 to the Credit Agreement (as hereinafter defined) (the "Banks"), amending certain provisions of the Revolving Credit Agreement dated as of January 8, 1999 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrower, the Banks, BankBoston, N.A. as agent for the Banks (the "Agent") and Antares Capital Corporation as co-agent for the Banks. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

         WHEREAS, the Borrower and the Banks have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Third Amendment;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         ss.1. Amendment to Section 1.1 of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended as follows:

         (a) The definition of "EBITDA" contained in ss.1.1 of the Credit Agreement is hereby amended by deleting such definition in its entirety and restating it as follows:

                  EBITDA. With respect to the Borrower and its Subsidiaries for any fiscal period, an amount equal to Consolidated Net Income for such period, plus, to the extent deducted in the calculation of Consolidated Net Income and without duplication, (a) income tax expense for such period; (b) Consolidated Total Interest Expense paid or accrued (excluding accrued interest the payment of which is deferred beyond one year from the date such amount is being determined) during such period; (c) depreciation and amortization for such period; (d) the one-time expense incurred in the fiscal quarter ended September 30, 1999 pertaining to the severance arrangements for certain employees; and (e) the amount of any earn-out or noncompete for such period to the extent such amount was capitalized and treated as debt (including without limitation any earn-out such as that which was part of the consideration in the acquisition of New Media Publishing, Inc., which earn-out was

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         accounted for as compensation and noncompete and capitalized as an intangible asset and amortized), and minus, to the extent added in computing Consolidated Net Income and without duplication, all noncash gains (including income tax benefits) for such period, all as determined in accordance with generally accepted accounting principles.

         (b) Section 1.1 of the Credit Agreement is further amended by inserting the following definition in the appropriate alphabetical order:

                  Earn-Out Payments. With respect to the Borrower and its Subsidiaries for any fiscal period, that amount which would appear on the Borrower's balance sheet as the line item for the accrued cash amount of the present value of any acquisition related earn-outs and/or contingent compensation liabilities owed or to be owed by the Borrower or any Subsidiary, as determined for such period calculated in accordance with generally accepted accounting principles and in accordance with the Borrower's past accounting practices, consistently applied.

                  Total   Debt  to  EBITDA   Ratio.   As  at  any  date  of
         determination, the ratio of (a) Total Indebtedness of the Borrower and its Subsidiaries outstanding on such date to (b) EBITDA of the Borrower and its Subsidiaries for the Reference Period ending as of the most recent quarter ended, provided, however, when calculating the Total Debt to EBITDA Ratio for any period in which a Permitted Acquisition has occurred, the calculation of the Total Debt to EBITDA Ratio shall be made on a Pro Forma Basis.

                  Total Indebtedness. All Indebtedness of the Borrower and its Subsidiaries for borrowed money (including without limitation, the Earn-Out Payments, the Seller Subordinated Debt and all guarantees by such Person of Indebtedness of others for borrowed money), purchase money Indebtedness and with respect to Capitalized Leases and synthetic leases (as defined in clause (f) of the definition of "Indebtedness"), determined on a consolidated basis in accordance with generally accepted accounting principles.

         ss.2. Amendment to Section 10 of the Credit Agreement. Section 10 of the Credit Agreement is hereby amended by deleting ss.10 in its entirety and restating ss.10 as follows:

                  10. FINANCIAL COVENANTS OF THE BORROWER.

                  The Borrower covenants and agrees that, so long as any Revolving Credit Loan, Unpaid Reimbursement Obligation, Letter of Credit or Revolving Credit Note is outstanding or any Bank has any
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                                    -3-


         obligation to make any Revolving Credit Loans or the Agent has any obligation to issue, extend or renew any Letters of Credit:

                  10.1 Leverage Ratio. The Borrower will not permit the Leverage Ratio at any time from (a) October 25, 1999 through June 30, 2000 to exceed 2.25:1.00; and (b) from July 1, 2000 and any time thereafter to exceed 2:00:1.00.

                  10.2 Minimum EBITDA. The Borrower will not, as of the end of any fiscal quarter ending during any period described in the table set forth below, permit EBITDA of the Borrower and its Subsidiaries for the fiscal quarter ending on such date, to be less than the amount set forth opposite such period in such table:

         -----------------------------------------------------------------------
                      Fiscal Quarter
                         Ending                           Minimum EBITDA
         -----------------------------------------------------------------------
                    September 30, 1999                      $2,000,000
         -----------------------------------------------------------------------
                    December 31, 1999                       $1,500,000
         -----------------------------------------------------------------------
                    March 31, 2000 and                      $2,000,000
                    each fiscal quarter
                    ending thereafter
         -----------------------------------------------------------------------

                  10.3. Consolidated Operating Cash Flow to Total Debt Service. The Borrower will not permit the ratio of Consolidated Operating Cash Flow to Total Debt Service for any fiscal quarter ending on or after June 30, 1999 other than the fiscal quarter ending December 31, 1999 to be less than 1.50:1.00 for such fiscal quarter, and will not permit the ratio of Consolidated Operating Cash Flow to Total Debt Service for the fiscal quarter ending December 31, 1999 to be less than 0.60:1.00 for such fiscal quarter; provided, however, solely for the fiscal quarter ending December 31, 1999, Total Debt Service shall not include any mandatory payments of principal on the Seller Subordinated Debt consisting of the convertible promissory note issued by Century Computing, Incorporated in the original principal amount of $2,000,000.

                  10.4. Consolidated Operating Cash Flow to Senior Debt Service. The Borrower will not permit the ratio of Consolidated Operating Cash Flow to Senior Debt Service for any fiscal quarter ending on or after December 31, 1998 to be less than 2.00:1.00 for such fiscal quarter.

                  10.5. Quick Ratio. The Borrower will not permit the ratio of Consolidated Quick Assets to Consolidated Current Liabilities to be less than (a) 1.25:1.00 at any time from August 16, 1999 through and including September 30, 1999 and (b) 0.90:1.00 at any time thereafter.
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                                    -4-


                  10.6. No Quarterly Net Loss. The Borrower will not permit Consolidated Net Income for any fiscal quarter to be less than $1.00.

                  10.7. Capital Expenditures. The Borrower will not make, or permit any Subsidiary of the Borrower to make, Capital Expenditures, other than Capital Expenditures which the Majority Banks reasonably determine are made for nonrecurring one-time infrastructure purchases or leases by the Borrower, in any fiscal year that exceed, in the aggregate, (a) $3,000,000 for the fiscal year ending December 31, 1999; and (b) $4,000,000 for the fiscal year ending thereafter.

                  10.8. Total Debt/EBITDA. The Borrower will not permit the Total Debt to EBITDA Ratio (a) from October 25, 1999 through June 29, 2000 to exceed 5.00:1.00 at any time; (b) from June 30, 2000 through December 30, 2000 to exceed 3.50:1.00 at any time; and (c) from December 31, 2000 and any time thereafter to exceed 3.00:1.00 at any time.

         ss.3. Conditions to Effectiveness. This Third Amendment shall not become effective until the Agent receives a counterpart of this Third Amendment, executed by the Borrower, each Subsidiary and the Banks

         ss.4. Representations and Warranties. The Borrower hereby represents that, on and as of the date hereof, each of the representations and warranties made by it in ss.7 of the Credit Agreement remain true as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, the Borrower hereby represents and warrants that the execution and delivery by the Borrower and its Subsidiaries of this Third Amendment and the performance by the Borrower and its Subsidiaries of all of its agreements and obligations under the Credit Agreement and the other Loan Documents as amended hereby are within the corporate authority of each of the Borrower and its Subsidiaries and has been duly authorized by all necessary corporate action on the part of the Borrower and its Subsidiaries.

         ss.5. Ratification, Etc. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Third Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

         ss.6. No Waiver. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agent or the Banks consequent thereon.

         ss.7. Counterparts. This Third Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

         ss.8. Governing Law. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).


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                                      -6-


         IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as a document under seal as of the date first above written.

                                        APPNET SYSTEMS, INC.



                                        By: /s/
                                           ------------------------------------
                                        Title:

                                        BANKBOSTON, N.A.



                                        By: /s/
                                           ------------------------------------
                                           Jay L. Massimo, Director


                                        ANTARES CAPITAL CORPORATION



                                        By: /s/
                                           ------------------------------------
                                        Title:
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                                      -7-


                            RATIFICATION OF GUARANTY

         Each of the undersigned guarantors hereby acknowledges and consents to the foregoing Third Amendment as of October 25, 1999 and agrees that each of the Guaranty dated as of January 8, 1999, March 4, 1999 and March 10, 1999 from each of the undersigned guarantors remains in full force and effect, and each of the guarantors confirms and ratifies all of its obligations thereunder.

                                        APPNET OF MICHIGAN, INC.



                                        By: /s/
                                           ------------------------------------
                                        Title:

                                        APPNET OF MARYLAND, INC.



                                        By: /s/
                                           ------------------------------------
                                        Title:


                                        SOFTWARE SERVICES CORPORATION



                                        By: /s/
                                           ------------------------------------
                                        Title:


                                        NEW MEDIA PUBLISHING, INC.



                                        By: /s/
                                           ------------------------------------
                                        Title:


                                        RESEARCH & PLANNING, INC.


                                        By: /s/
                                           ------------------------------------
                                        Title:
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                                      -8-


                                        CENTURY COMPUTING, INCORPORATED



                                        By: /s/
                                           ------------------------------------
                                        Title:


                                        THE KODIAK GROUP, INC.



                                        By: /s/
                                           ------------------------------------
                                        Title:


                                        I33 COMMUNICATION CORP.



                                        By: /s/
                                           ------------------------------------
                                        Title:


                                        SIGMA6, INC.



                                        By: /s/
                                           ------------------------------------
                                        Title:


                                        SALZINGER ACQUISITION CORP.



                                        By: /s/
                                           ------------------------------------
                                        Title: